EXHIBIT 99.2
------------


JONES LANG LASALLE

Real value in a changing world





                          SUPPLEMENTAL INFORMATION

                      SECOND QUARTER 2009 EARNINGS CALL






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JONES LANG LASALLE - PAGE - 2:



            RECONCILIATION OF GAAP TO ADJUSTED NET INCOME (LOSS)
              ($ in millions except Shares and per share data)



                                     Three Months      Six Months
                                        Ended            Ended
                                       June 30,         June 30,
                                         2009             2009
                                     ------------      ----------

      GAAP Net Loss. . . . . . . . .   $    (14.4)     $    (75.9)
      Shares (in 000's). . . . . . .       35,836          35,231
                                       ----------      ----------
      Earnings (Loss) per share. . .   $    (0.40)     $    (2.15)
                                       ==========      ==========


      GAAP Net Loss. . . . . . . . .   $    (14.4)     $    (75.9)
      Restructuring, net of tax. . .         13.1            27.6
      Non-cash co-investment
        charges, net of tax. . . . .         12.7            37.2
                                       ----------      ----------
      Adjusted Net Income (Loss) . .   $     11.4      $    (11.1)
                                       ==========      ==========

      Shares (in 000's). . . . . . .       37,652          35,231
                                       ----------      ----------
      Adjusted Earnings (Loss)
        per share. . . . . . . . . .   $     0.30      $    (0.31)
                                       ==========      ==========

Note: Dilutive shares outstanding are used in the calculation of quarter-to-date adjusted EPS. Basic shares outstanding are used in the calculations of quarter-to-date GAAP EPS and year-to-date GAAP and adjusted EPS, as use of dilutive shares outstanding in those calculations would be anti-dilutive.





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JONES LANG LASALLE - PAGE - 3:



                    Q2 2009 ADJUSTED EBITDA* PERFORMANCE

                               ($ in millions)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2008         $18.1                        2008         $ 9.2
      2009         $31.2                        2009         $ 5.1



      ASIA PACIFIC                              LIM
      ------------                              ---

      2008         $ 8.2                        2008         $22.0
      2009         $ 5.7                        2009         $ 7.8



                         ----------------------

                         CONSOLIDATED
                         ------------

                         2008           $ 55.3
                         2008           $ 49.3

                         ----------------------




  * Refer to page 19 for Reconciliation of GAAP Net (Loss) Income to EBITDA and adjusted EBITDA for the three months ended June 30, 2009 and 2008 for details relative to these adjusted EBITDA calculations. Segment adjusted EBITDA is calculated by adding the segment's Depreciation and amortization and non-cash co-investment charges to its reported Operating
(loss) income, which excludes Restructuring charges.






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JONES LANG LASALLE - PAGE - 4:



                 2009 SEASONAL ADJUSTED EBITDA* IMPROVEMENT

                               ($ in millions)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      Q1          $11.4                         Q1         $(15.9)
      Q2          $31.2                         Q2         $  5.1



      ASIA PACIFIC                              LIM
      ------------                              ---

      Q1          $(0.7)                        Q1          $16.1
      Q2          $ 5.7                         Q2          $ 7.8



                         ----------------------

                         CONSOLIDATED
                         ------------

                         Q1             $10.9
                         Q2             $49.3

                         ----------------------




  * Refer to page 19 for Reconciliation of GAAP Net Loss to EBITDA and adjusted EBITDA for the three months ended June 30, 2009 and for details relative to the calculations of Q2 adjusted EBITDA. Q1 adjusted EBITDA was calculated on a similar basis from the results for the three months ended March 31, 2009. Segment adjusted EBITDA is calculated by adding the segment's Depreciation and amortization and non-cash co-investment charges to its reported Operating (loss) income, which excludes Restructuring charges. Consolidated adjusted EBITDA for Q1 and Q2 2009 also exclude $28.9M and $14.9M, respectively, of non-cash co-investment charges.






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JONES LANG LASALLE - PAGE - 5:



                         Q2 2009 REVENUE PERFORMANCE

                    ($ in millions; "LC"=Local Currency)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2008        $189.9                        2008        $236.1
      2009        $248.6                        2009        $142.9

      31% INCREASE                              39% DECREASE

                                                28% DECREASE in LC




      ASIA PACIFIC                              LIM
      ------------                              ---

      2008        $141.8                        2008         $92.7
      2009        $119.3                        2009         $46.2

      16% DECREASE                              50% DECREASE

       8% DECREASE in LC                        44% DECREASE in LC




                         ----------------------

                         CONSOLIDATED
                         ------------

                         2008           $659.5
                         2009           $576.1


                         13% DECREASE

                          6% DECREASE in LC

                         ----------------------




NOTE: Equity losses of $19.2M in 2009 and equity earnings of $1.0M in 2008 are included in segment results, however, are excluded from Consolidated totals.






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JONES LANG LASALLE - PAGE - 6:



                      2009 SEASONAL REVENUE IMPROVEMENT

                               ($ in millions)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      Q1          $199.6                        Q1          $120.8
      Q2          $248.6                        Q2          $142.9

      25% INCREASE                              18% INCREASE




      ASIA PACIFIC                              LIM
      ------------                              ---

      Q1          $104.8                        Q1           $37.0
      Q2          $119.3                        Q2           $46.2

      14% INCREASE                              25% INCREASE




                         ----------------------

                         CONSOLIDATED
                         ------------

                         Q1             $494.2
                         Q2             $576.1

                         17% INCREASE

                         ----------------------







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JONES LANG LASALLE - PAGE - 7:



                 Q2 2009 CAPITAL MARKETS AND HOTELS REVENUE

                    ($ in millions; "LC"=Local Currency)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2008         $16.5                        2008         $50.8
      2009         $ 5.6                        2009         $22.7

      66% DECREASE                              55% DECREASE

                                                47% DECREASE in LC




      ASIA PACIFIC
      ------------

      2008         $14.9
      2009         $ 9.6

      35% DECREASE

      25% DECREASE in LC




                         ----------------------

                         CONSOLIDATED
                         ------------

                         2008            $82.2
                         2009            $38.0

                         54% DECREASE

                         47% DECREASE in LC

                         ----------------------






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JONES LANG LASALLE - PAGE - 8:



                           Q2 2009 LEASING REVENUE

                    ($ in millions; "LC"=Local Currency)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2008        $ 59.8                        2008         $64.1
      2009        $122.7                        2009         $36.5

      105% INCREASE                             43% DECREASE

                                                32% DECREASE in LC



                                                --------------------
      ASIA PACIFIC                              CONSOLIDATED
      ------------                              ------------

      2008         $37.0                        2008        $160.9
      2009         $23.6                        2009        $182.8

      36% DECREASE                              14% INCREASE

      30% DECREASE in LC                        19% INCREASE in LC

                                                --------------------





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JONES LANG LASALLE - PAGE - 9:



                     Q2 2009 MANAGEMENT SERVICES REVENUE

                    ($ in millions; "LC"=Local Currency)


[ Graphics indicating ]




      PROPERTY MANAGEMENT,                      PROJECT &
      FACILITY MANAGEMENT AND OTHER             DEVELOPMENT SERVICES
      -----------------------------             --------------------

      2008        $131.6                        2008        $ 86.4
      2009        $150.4                        2009        $ 71.4

      14% INCREASE                              17% DECREASE

      19% INCREASE in LC                        11% DECREASE in LC


      ----------------------------------------------------------------


      MANAGEMENT SERVICES
      -------------------

      2008        $218.0
      2009        $221.8

      2% INCREASE

      7% INCREASE in LC







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JONES LANG LASALLE - PAGE - 10:



                Q2 2009 LASALLE INVESTMENT MANAGEMENT REVENUE

                    ($ in millions; "LC"=Local Currency)


[ Graphics indicating ]



                                                TRANSACTION &
      ADVISORY FEES                             INCENTIVE FEES
      -------------                             --------------

      2008        $ 72.6                        2008        $ 19.2
      2009        $ 59.4                        2009        $  4.3

      18% DECREASE                              78% DECREASE

      11% DECREASE in LC                        79% DECREASE in LC



      EQUITY EARNINGS
      (LOSSES)
      ---------------

      2008       $  0.9
      2009       $(17.5)

      n.m.



----------------------------------------------------------------------


      CONSOLIDATED
      ------------

      2008        $ 92.7
      2009        $ 46.2

      50% DECREASE

      44% DECREASE in LC




Notes:

  .  LIM Q2 2009 Impairment charges of $14.3M included in Equity (Losses)

  .  LIM Q2 2008 Impairment charges of $0.6M included in Equity Earnings

  .  n.m. - not meaningful






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JONES LANG LASALLE - PAGE - 11:


              AGGRESSIVE ACTIONS IMPROVE BALANCE SHEET POSITION

       Reduced 1st half cash spend before historically strong 2nd half

($ in millions)
                      2009           2008
                     -------   -----------------
                     Jan-Jun   Jan-Jun   Jul-Dec
                     -------   -------   -------
OPERATING ACTIVITIES
--------------------
  Adjusted
    EBITDA (1)        $  60     $  77     $ 205   }   Seasonal operating
                                                  }   performance histor-
  Less: Restructuring   (32)        -       (30)  }   ically stronger in
                                                  }   second half

  Less: Interest                                  }   Aggressive receivable
   Expense &                                      }   collection and lower
   Income Taxes         (14)      (15)      (44)  }   incentive compensa-
                                                  }   tion payments reduced
  Less: Working                                   }   working capital needs
   Capital &                                      }   in H1 2009 vs.
   Other               (100)     (235)       75   }   H1 2008
                      -----     -----     -----
Net Cash from/
 (used in)
 Operations           $ (86)   $ (173)    $ 206

PRIMARY USES OF CASH
--------------------
  Capital                                         }
   Expenses (2)         (21)      (51)      (53)  }   Reduced H1 2009
                                                  }   cash spend in all
  Acquisitions &                                  }   categories
   Deferred Payment                               }
   Obligations          (10)     (168)     (181)  }
                                                  }
  Co-Investment         (19)      (24)      (18)  }
                                                  }
  Dividends              (4)      (17)       (9)  }
                      -----     -----     -----
Net Cash Outflows       (54)     (260)     (261)

  Net Share Issuance
   & Other                                        }
   Financing            211        12        11   }   Equity issuance
                      -----     -----     -----   }   & Debt reduction
Net Debt Repayment/                               }
 (Borrowing)          $  71     $(421)    $ (44)  }
                      =====     =====     =====


                   KEY COVENANT RATIOS as of June 30, 2009
                   ---------------------------------------

LEVERAGE CALCULATION:                 INTEREST COVERAGE CALCULATION:
--------------------                  -----------------------------
Bank-defined Indebtedness   $804      Bank-defined EBITDA + Rents   $436
Bank-defined EBITDA         $334      Cash Interest + Rents         $132

LEVERAGE RATIO             2.41x      INTEREST COVERAGE RATIO      3.31x
Maximum                    3.75x      Minimum                      2.00x

(1) Refer to page 19 for adjustments made to EBITDA
(2) 2009 YTD capital expenditures net of tenant improvement allowances received were $16 million


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JONES LANG LASALLE - PAGE - 12:




                                  APPENDIX






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JONES LANG LASALLE - PAGE - 13:



                    YTD 2009 ADJUSTED EBITDA* PERFORMANCE

                               ($ in millions)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2008         $25.3                        2008       $  8.2
      2009         $42.6                        2009       $(10.8)




      ASIA PACIFIC                              LIM
      ------------                              ---

      2008         $ 3.2                        2008        $42.6
      2009         $ 5.0                        2009        $23.8





                         ----------------------

                         CONSOLIDATED
                         ------------

                         2008            $76.9
                         2009            $60.2

                         ----------------------


  * Refer to page 19 for Reconciliation of GAAP Net (Loss) Income to EBITDA and adjusted EBITDA for the six months ended June 30, 2009 and 2008.

Segment adjusted EBITDA is calculated by adding the segment's Depreciation and amortization and non-cash co-investment charges to its reported Operating (loss) income, which excludes Restructuring charges.



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JONES LANG LASALLE - PAGE - 14:



                        YTD 2009 REVENUE PERFORMANCE

                    ($ in millions; "LC"=Local Currency)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2008        $363.7                        2008        $419.2
      2009        $448.2                        2009        $263.6

      23% INCREASE                              37% DECREASE

                                                24% DECREASE in LC



      ASIA PACIFIC                              LIM
      ------------                              ---

      2008        $259.2                        2008        $180.1
      2009        $224.1                        2009        $ 83.2

      14% DECREASE                              54% DECREASE

      4% DECREASE in LC                         46% DECREASE in LC


      ------------------------------

      CONSOLIDATED
      ------------

      2008        $1,223
      2009        $1,070

      13% DECREASE

      5% DECREASE in LC

      ------------------------------


Note: Equity losses of $51.2M in 2009 and $1.2M in 2008 are included in segment results, however, are excluded from Consolidated totals.


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JONES LANG LASALLE - PAGE - 15:



                 YTD 2009 CAPITAL MARKETS AND HOTELS REVENUE

                    ($ in millions; "LC"=Local Currency)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2008         $25.1                        2008         $92.2
      2009         $13.0                        2009         $38.4

      48% DECREASE                              58% DECREASE

                                                50% DECREASE in LC




      ASIA PACIFIC
      ------------

      2008         $22.3
      2009         $14.5

      35% DECREASE

      21% DECREASE in LC




                         ----------------------

                         CONSOLIDATED
                         ------------

                         2008           $139.7
                         2009           $ 65.9

                         53% DECREASE

                         45% DECREASE in LC

                         ----------------------




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JONES LANG LASALLE - PAGE - 16:



                          YTD 2009 LEASING REVENUE

                    ($ in millions; "LC"=Local Currency)


[ Graphics indicating ]




      AMERICAS                                  EMEA
      --------                                  ----

      2008        $117.1                        2008        $109.6
      2009        $208.9                        2009        $ 66.2

      78% INCREASE                              40% DECREASE

                                                27% DECREASE in LC




      ASIA PACIFIC
      ------------

      2008         $63.0
      2009         $41.1

      35% DECREASE

      27% DECREASE in LC




                         ----------------------

                         CONSOLIDATED
                         ------------

                         2008           $289.7
                         2009           $316.1

                          9% INCREASE

                         15% INCREASE in LC

                         ----------------------





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JONES LANG LASALLE - PAGE - 17:



                    YTD 2009 MANAGEMENT SERVICES REVENUE

                    ($ in millions; "LC"=Local Currency)


[ Graphics indicating ]




      PROPERTY MANAGEMENT,                      PROJECT &
      FACILITY MANAGEMENT AND OTHER             DEVELOPMENT SERVICES
      -----------------------------             --------------------

      2008        $253.1                        2008        $161.0
      2009        $288.3                        2009        $137.1

      14% INCREASE                              15% DECREASE

      22% INCREASE in LC                         8% DECREASE in LC


      ----------------------------------------------------------------


      MANAGEMENT SERVICES
      -------------------

      2008        $414.1
      2009        $425.4

       3% INCREASE

      11% INCREASE in LC







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JONES LANG LASALLE - PAGE - 18:



               YTD 2009 LASALLE INVESTMENT MANAGEMENT REVENUE

                    ($ in millions; "LC"=Local Currency)


[ Graphics indicating ]



                                                TRANSACTION &
      ADVISORY FEES                             INCENTIVE FEES
      -------------                             --------------

      2008        $144.7                        2008        $ 36.6
      2009        $119.5                        2009        $ 10.4

      17% DECREASE                              72% DECREASE

       9% DECREASE in LC                        68% DECREASE in LC



      EQUITY LOSSES
      -------------

      2008       $ (1.2)
      2009       $(46.7)

      n.m.



----------------------------------------------------------------------


      CONSOLIDATED
      ------------

      2008        $180.1
      2009        $ 83.2

      54% DECREASE

      46% DECREASE in LC




Notes:

  .  LIM YTD 2009 Impairment charges of $42.9M included in Equity Losses

  .  LIM YTD 2008 Impairment charges of $0.6M included in Equity Losses

  .  n.m. - not meaningful






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JONES LANG LASALLE - PAGE - 19:



   RECONCILIATION OF GAAP NET (LOSS) INCOME TO EBITDA AND ADJUSTED EBITDA


($ in millions)


                                        Three Months       Six Months
                                           Ended              Ended
                                          June 30,           June 30,
                                     ----------------    ----------------
                                      2009      2008      2009      2008
                                     ------    ------    ------    ------

Net (loss) income. . . . . . . . .   $(14.4)   $ 24.5    $(75.9)   $ 27.4
Add (deduct):
Interest expense, net of
  interest income. . . . . . . . .     14.5       3.6      27.3       4.7
(Benefit) Provision for income
  taxes. . . . . . . . . . . . . .     (2.5)      9.0     (13.3)     10.1
Depreciation and amortization. . .     21.4      18.3      45.9      34.7
                                     ------    ------    ------    ------
EBITDA . . . . . . . . . . . . . .   $ 19.0    $ 55.3    $(16.0)   $ 76.9
                                     ======    ======    ======    ======

Non-cash co-investment charges . .     14.9       --       43.8       --
Restructuring. . . . . . . . . . .     15.4       --       32.4       --
                                     ------    ------    ------    ------
Adjusted EBITDA. . . . . . . . . .   $ 49.3    $ 55.3    $ 60.2    $ 76.9
                                     ======    ======    ======    ======